UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 20, 2019

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 20, 2019, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Deutsche Bank Securities Inc., MUFG Securities Americas Inc., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $550,000,000 aggregate principal amount of the Company’s 2019 Series B 3.30% Senior Notes due 2049 (the Senior Notes). The Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on June 30, 2017 (File No. 333-219085) and was amended by a post-effective amendment filed with the Securities and Exchange Commission, which became effective on September 11, 2017. A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Senior Notes will be issued under the Fifth Supplemental Indenture, dated as of December 1, 2019 (the Fifth Supplemental Indenture), to the Company’s September 1, 2017 Senior Indenture (the Senior Indenture). The Fifth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated November 20, 2019, among the Company and Deutsche Bank Securities Inc., MUFG Securities Americas Inc., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of September 1, 2017, among the Company and U.S. Bank National Association. (Exhibit 4.1, Form 8-K, File No. 001-02255, as filed September 13, 2017, incorporated by reference).

4.2	Fifth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2019 Series B 3.30% Senior Notes due 2049 will be issued. The form of the 2019 Series B 3.30% Senior Notes due 2049 is included as Exhibit A to the Fifth Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 5, 2019